SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 8, 2005
BARR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chestnut Ridge Road, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip code)
(201) 930-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
Item 9.01 – Financial Statements and Exhibits
SIGNATURES
EX-99.0: EARNINGS RELEASE

Item 2.02 — Results of Operations and Financial Condition
On September 8, 2005, Barr Pharmaceuticals, Inc. (the “Company”) issued a press release announcing results for the three and twelve months ended June 30, 2005. A copy of the release is being furnished as Exhibit 99.0 to this Current Report on Form 8-K.
The Company scheduled a conference call and webcast at 8:30AM Eastern time on Thursday, September 8, 2005 to discuss the results. A replay of the conference call will be available from 12 Noon Eastern time on September 8th through 11:59PM Eastern time on September 10th, and can be accessed by dialing (800) 553-0349 in the United States or (651) 224-7497 internationally and using access code 792994. A replay of the call is available on the Company’s website at www.barrlabs.com in the Investor Relations/Audio Archives section.
Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits

	99.0	Barr Pharmaceuticals, Inc. September 8, 2005 earnings release.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.
Date: September 8, 2005	/s/ William T. McKee
William T. McKee
Vice President, Chief Financial Officer, and Treasurer